Janus Henderson European Focus Fund

Schedule of Investments (unaudited)

December 31, 2023

Shares		Value
Common Stocks– 97.7%
Aerospace & Defense – 1.9%
Safran SA	52,284	$9,202,621
Automobiles – 2.0%
Stellantis NV	397,745	9,285,517
Banks – 4.2%
FinecoBank Banca Fineco SpA	399,343	5,988,205
Nordea Bank Abp	1,125,119	13,917,663
		19,905,868
Beverages – 3.2%
Anheuser-Busch InBev SA/NV	145,989	9,413,967
Davide Campari-Milano NV	527,473	5,947,433
		15,361,400
Building Products – 1.4%
Cie de Saint-Gobain	93,049	6,846,490
Capital Markets – 6.0%
Deutsche Boerse AG	35,060	7,217,416
London Stock Exchange Group PLC	52,862	6,247,670
UBS Group AG	479,710	14,891,093
		28,356,179
Chemicals – 1.2%
Linde PLC	14,054	5,772,118
Construction Materials – 2.0%
CRH PLC	139,974	9,650,550
Electrical Equipment – 1.7%
Schneider Electric SE	40,675	8,161,399
Food Products – 3.1%
Chocoladefabriken Lindt & Spruengli AG (PC)	462	5,544,220
Danone SA	142,499	9,229,813
		14,774,033
Health Care Equipment & Supplies – 4.6%
Carl Zeiss Meditec AG	74,198	8,094,982
EssilorLuxottica SA	32,603	6,535,283
Straumann Holding AG (REG)	45,224	7,293,500
		21,923,765
Hotels, Restaurants & Leisure – 1.8%
Compass Group PLC	316,588	8,658,279
Household Durables – 1.6%
Taylor Wimpey PLC	4,005,964	7,507,226
Insurance – 2.0%
Allianz SE (REG)	35,923	9,593,768
Machinery – 11.8%
Alfa Laval AB	290,231	11,612,119
Atlas Copco AB - Class A	593,945	10,223,571
FLSmidth & Company A/S	196,708	8,367,702
VAT Group AG (144A)	30,526	15,302,936
Volvo AB	401,832	10,429,897
		55,936,225
Multi-Utilities – 2.0%
E.ON SE	715,316	9,593,237
Oil, Gas & Consumable Fuels – 4.0%
TotalEnergies SE	277,628	18,877,086
Paper & Forest Products – 4.0%
Stora Enso Oyj - R Shares	453,935	6,275,703
UPM-Kymmene Oyj	334,804	12,587,117
		18,862,820
Personal Products – 2.8%
L'Oreal SA	26,823	13,342,515
Pharmaceuticals – 7.4%
AstraZeneca PLC	52,990	7,158,256
Novartis AG	104,010	10,498,726
Novo Nordisk A/S - Class B	171,306	17,712,911
		35,369,893
Professional Services – 2.4%
RELX PLC	288,438	11,431,949
Semiconductor & Semiconductor Equipment – 13.0%
ASM International NV	26,258	13,620,852
ASML Holding NV	25,626	19,282,578
BE Semiconductor Industries NV	90,074	13,566,380

Shares		Value
Common Stocks– (continued)
Semiconductor & Semiconductor Equipment– (continued)
Infineon Technologies AG	366,799	$15,304,210
		61,774,020
Software – 6.5%
Dassault Systemes SE	160,354	7,829,550
Nemetschek SE	128,229	11,108,009
SAP SE	76,348	11,754,403
		30,691,962
Textiles, Apparel & Luxury Goods – 7.1%
adidas AG	45,167	9,181,371
Hugo Boss AG	100,551	7,487,274
LVMH Moet Hennessy Louis Vuitton SE	21,098	17,084,080
		33,752,725
Total Common Stocks (cost $388,740,447)		464,631,645
Preferred Stocks– 1.5%
Machinery – 1.5%
Jungheinrich AG((cost $6,870,461)	188,206	6,901,191
Investment Companies– 0.5%
Money Markets – 0.5%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº,£((cost $2,575,121)	2,574,606	2,575,121
Total Investments (total cost $398,186,029) – 99.7%		474,107,957
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		1,650,458
Net Assets – 100%		$475,758,415

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
France	$97,108,837	20.5%
Germany	96,235,861	20.3
Switzerland	53,530,475	11.3
Netherlands	46,469,810	9.8
United Kingdom	41,003,380	8.6
Finland	32,780,483	6.9
Sweden	32,265,587	6.8
Denmark	26,080,613	5.5
Italy	21,221,155	4.5
Ireland	9,650,550	2.0
Belgium	9,413,967	2.0
United States	8,347,239	1.8

Total	$474,107,957	100.0%

Schedules of Affiliated Investments – (% of Net Assets)

	Dividend Income	Realized Gain/(Loss)	Change in Unrealized Appreciation/ Depreciation	Value at 12/31/23
Investment Companies - 0.5%
Money Markets - 0.5%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº	$44,243	$(309)	$(1,926)	$2,575,121
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 5.2936%ºº	6,569∆	-	-	-
Total Affiliated Investments - 0.5%	$50,812	$(309)	$(1,926)	$2,575,121

	Value at 9/30/23	Purchases	Sales Proceeds	Value at 12/31/23
Investment Companies - 0.5%
Money Markets - 0.5%
Janus Henderson Cash Liquidity Fund LLC, 5.3879%ºº	22,355,427	51,179,578	(70,957,649)	2,575,121
Investments Purchased with Cash Collateral from Securities Lending - N/A
Investment Companies - N/A
Janus Henderson Cash Collateral Fund LLC, 5.2936%ºº	6,078,302	4,866,912	(10,945,214)	-

Average Ending Monthly Value of Derivative Instruments During the Period Ended December 31, 2023

Options:
Average value of option contracts purchased	$82,347
Average value of option contracts written	37,897

Notes to Schedule of Investments (unaudited)

LLC	Limited Liability Company
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2023 is $15,302,936, which represents 3.2% of net assets.

ºº	Rate shown is the 7-day yield as of December 31, 2023.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control.

∆	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2023.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quoted Prices	Observable Inputs	Unobservable Inputs

Assets
Investments In Securities:
Common Stocks	$464,631,645	$-	$-
Preferred Stocks	6,901,191	-	-
Investment Companies	-	2,575,121	-
Total Assets	$471,532,836	$2,575,121	$-

Investment Valuation

Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2023 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual shareholder report.

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